UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2022

HWGC Holdings Limited

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-55685 (Commission File Number)	30-0803939 (I.R.S. Employer Identification No.)

2nd Floor, 31 & 33, Jalan Maharajalela, 50150 Kuala Lumpur, Malaysia (Address of principal executive offices)

Registrant’s telephone number, including area code: +603 2143 2889

Bangunan Cheong Wing Chan
Level 4, 41-51, Jalan Maharajalela, 50150
Kuala Lumpur, Malaysia

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement.

On July 21, 2022, HWGC Holdings Limited, a Nevada corporation (the “Company”), entered into a share exchange agreement (the “Share Exchange Agreement”) with HWGG Capital P.L.C., a Labuan company (“HWGG Capital”), and all of the shareholders of HWGG Capital (the “Shareholders”). Subject to the closing conditions set forth in the Share Exchange Agreement, each Shareholder irrevocably agreed to transfer and assign to the Company all HWGG Capital’s shares held by such Shareholders in exchange for newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Following the closing of the share exchange (the “Transaction”), HWGG Capital will be a wholly owned subsidiary of the Company. The Company will file a registration statement on Form S-4 with respect to the shares of Common Stock to be issued to the Shareholders.

HWGG Capital is a financial technology company in the digital payment and platform as a service sector. According to HWGG Capital, it is the first fully licensed digital assets payment operators under Labuan Financial Services Authority (“LFSA”) in Malaysia and offers on-ramp and off-ramp decentralized application (dApp) that allows companies and individuals to make payments, transfers, and settlements in a range of digital assets. The Company and HWGG Capital believe the Transaction will result in growth opportunities for the Company and help launch the Company into the global digital financial marketing sector.

Subject to the terms and conditions of the Share Exchange Agreement, at the closing of the Transaction, each issued and outstanding share of HWGG Capital shall be exchanged for such number of shares of newly issued shares Common Stock (the “Exchange Shares”) for an aggregate of $55,000,000. The number of Exchange Shares will be calculated based on a $0.60 share price. Each of the Shareholders will receive their pro rata portion of the Exchange Shares based upon the total number of HWGG Capital’s shares held by such Shareholder as of the date of the Share Exchange Agreement. No fractional shares will be issued in connection with the Transaction. The Transaction has been structured in a manner to be a tax-free reorganization for the Company.

Upon closing, there will be no change in the officers and directors of the Company. Immediately following the closing of the Transaction, however, a change of control of the Company will occur since the Shareholders are expected to own approximately 97% of the Company.

Certain executive officers, directors, and owners of 10% or more of the Company’s Common Stock are also Shareholders or family members of Shareholders and may be deemed to be related parties in connection with the proposed Transaction. Such related parties may have interest in the Transaction that is different from the interest of other shareholders of the Company. If the Transaction is consummated on the terms of the Share Exchange Agreement, it may be deemed to be a related party transaction between the Company and HWGG Capital as a result of the Company’s affiliates and related parties also being Shareholders.

Further information regarding the interests of these directors and executive officers in the proposed Transaction will be included in the registration statement on Form S-4 referred to above.

The consummation of the Transaction is subject to certain closing conditions, including, among other matters: (a) approval by the LFSA of the change in ownership of HWGG Capital; (b) the Securities and Exchange Commission (the “SEC”) declaring effective the registration statement on Form S-4 that will be filed in connection with the registration of the shares of Common Stock to be issued to the Shareholders in accordance with the terms of the Share Exchange Agreement; (c) the accuracy of the parties’ respective representations and warranties in the Share Exchange Agreement, subject to specified materiality qualifications; (d) compliance by the parties with their respective pre-closing obligations in the Share Exchange Agreement in all material respects; and (e) the absence of a Seller Material Adverse Effect (as defined in the Share Exchange Agreement).

The Share Exchange Agreement also contains representations, warranties, covenants and indemnities that are customary for transactions of this type and provides for customary termination rights of the Company and HWGG Capital.

The preceding summary of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement, a copy of which is filed as Exhibit 10.21 hereto and is incorporated herein by reference.

The Share Exchange Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Share Exchange Agreement. They are not intended to provide any other factual information about the Company or HWGG Capital or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants set forth in the Share Exchange Agreement have been made only for the purposes of the Share Exchange Agreement and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between such parties instead of establishing these matters as facts. Investors in the Company are not third-party beneficiaries under the Share Exchange Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, HWGG Capital or the Shareholders, or any of their respective subsidiaries or affiliates. In addition, such representations and warranties were made only as of the dates specified in the Share Exchange Agreement and information regarding the subject matter thereof may change after the date said Agreement and may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should read the Share Exchange Agreement not in isolation but only in conjunction with the other information about the Company that is or will be contained in, or incorporated by reference into, reports, statements and other filings they make with the SEC.

Additional Information and Where to Find It

In connection with the Transaction, the Company intends to file relevant materials with the SEC, including a Registration Statement on Form S-4 that will contain a prospectus. Investors and stockholders of the Company are urged to read these materials when they become available because they will contain important information about the Company, HWGG Capital and the Transaction. The prospectus and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. Investors and stockholders are urged to read the prospectus and the other relevant materials when they become available before making any investment decision with respect to the Transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed Transaction shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.21*	Share Exchange Agreement, dated July 21, 2022, by and among HWGC Holdings Limited, HWGG Capital P.L.C., and the shareholders of HWGG Capital P.L.C.

*The schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

Forward Looking Statements

The foregoing information may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation, all statements about the timing of the Transaction, the relative ownership of the Company at the closing of the Transaction, and consummation the Transaction, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “would,” “could,” “should,” “can,” “may”, “will,” “project,” “intend,” “plan,” “goal,” “guidance,” “target,” “continue,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” or the negative versions of those words. and variations of such words and similar expressions are intended to identify such forward-looking statements. You should not place undue reliance on these statements, as they involve certain risks and uncertainties, and actual results or performance may differ materially from those discussed in any such statement. Factors that could cause actual results to differ materially include but are not limited to general economic and capital markets conditions; inability to obtain required regulatory or other approvals or to obtain such approvals on satisfactory conditions; inability to satisfy other closing conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; the effects that any termination of the definitive agreement may have on the Company or its business; legal proceedings that may be instituted related to the proposed acquisition; unexpected costs, charges or expenses; and other risks and uncertainties will be more fully discussed in the prospectus that will be included in the Registration Statement.

Other risks and uncertainties are identified and discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC and available through EDGAR on the SEC’s website at www.sec.gov. Forward-looking statements included in this Current Report on Form 8-K are based on information available to the Company as of the date of hereof and the Company undertakes no obligation to update any forward- looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2022	HWGC HOLDINGS LIMITED

By:	/s/ Leong Yee Ming
Name: Leong Yee Ming
Title: Chief Executive Officer